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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                        January 28, 2003
        ------------------------------------------------
        Date of Report (Date of earliest event reported)


                         UNI-MARTS INC.
        -------------------------------------------------
      (Exact name of registrant as specified in its charter)



      Delaware              1-11556              25-1311379
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  (State or other         (Commission         (I.R.S. Employer
  jurisdiction of         File Number)       Identification No.)
   incorporation)


                     477 East Beaver Avenue
                  State College, PA 16801-5690
         ------------------------------------------------
            (Address of principal executive offices)


                         (814) 234-6000
         ------------------------------------------------
       (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

On January 28, 2003, Uni-Marts, Inc. reported its Fiscal 2003 First Quarter Financial Results for the period ended January 2, 2003 and announced that it has entered into a new financial advisory agreement with Trefethen & Company, LLC. A copy of the press release is attached as Exhibit 99 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

      EXHIBIT NO.     DESCRIPTION
          99          Press release dated January 28, 2003

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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 28, 2003                 UNI-MARTS INC.


                                By:  /s/ Henry D. Sahakian
                                     ----------------------------
                                     Name: Henry D. Sahakian
                                     Title: Chairman of the Board

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EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
     99         Press release dated January 28, 2003